UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

FIDELITY NATIONAL INFORMATION

SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
FIDELITY NATIONAL INFORMATION SERVICES, INC.
2022 Annual Meeting
Vote by May 24, 2022 11:59 PM ET
FIDELITY NATIONAL INFORMATION SERVICES, INC. 601 RIVERSIDE AVENUE
JACKSONVILLE, FL 32204
D76666-P67915
You invested in FIDELITY NATIONAL INFORMATION SERVICES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
May 25, 2022
10:00 AM EDT
Peninsular Auditorium
601 Riverside Avenue
Jacksonville, FL 32204
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. Election of Directors
Nominees:
1a. Ellen R. Alemany 1b. Vijay D’Silva 1c. Jeffrey A. Goldstein 1d. Lisa A. Hook 1e. Keith W. Hughes 1f. Kenneth T. Lamneck 1g. Gary L. Lauer 1h. Gary A. Norcross 1i. Louise M. Parent 1j. Brian T. Shea 1k. James B. Stallings, Jr. 1l. Jeffrey E. Stiefler
2. Advisory vote on Fidelity National Information Services, Inc. executive compensation.
3. To approve the Fidelity National Information Services, Inc. 2022 Omnibus Incentive Plan.
4. To approve the Fidelity National Information Services, Inc. Employee Stock Purchase Plan.
5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2022.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Board Recommends
For
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D76667-P67915